                          SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                           ZOLTEK COMPANIES, INC.
              (Name of Registrant as Specified in Its Charter)

              THE BOARD OF DIRECTORS OF ZOLTEK COMPANIES, INC.
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                  1) Title of each class of securities to which transaction applies: N/A

                  2) Aggregate number of securities to which transaction applies: N/A

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

                  4)       Proposed maximum aggregate value of transaction:
                           N/A

                  5)       Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid: N/A

                  2) Form, Schedule or Registration Statement No.: N/A

                  3) Filing Party: N/A

                  4) Date Filed: N/A

                                                         [ZOLTEK LETTERHEAD]



                              January 28, 2004


DEAR FELLOW SHAREHOLDERS:

         Our Annual Meeting of Shareholders will be held at the James S. McDonnell Planetarium of the St. Louis Science Center, located in Forest Park, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, February 25, 2004. The Meeting will be held in the Mission Control Room and parking is available at the Planetarium Entrance in Forest Park. The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card which accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

         We cordially invite you to attend the Annual Meeting. Please RSVP to 314-291-5110 if you plan to attend the meeting. Even if you plan to be present at the meeting, we request that you date, sign and return the enclosed Proxy Card in the envelope provided so that your shares will be represented. The mailing of an executed Proxy Card will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                       Sincerely,


                                       /s/ Zsolt Rumy

                                       ZSOLT RUMY
                                       Chairman of the Board, President,
                                         Chief Executive Officer and Secretary

                           ZOLTEK COMPANIES, INC.
                             3101 MCKELVEY ROAD
                          ST. LOUIS, MISSOURI 63044


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD FEBRUARY 25, 2004

Dear Shareholder:

         The Annual Meeting of Shareholders of Zoltek Companies, Inc. (the "Company") will be held at the James S. McDonnell Planetarium of the St. Louis Science Center, located in Forest Park, St. Louis, Missouri on Wednesday, February 25, 2004, at 10:00 a.m., local time, for the following purposes:


         1. To elect two Class II directors to hold office for a term of three years.

         2. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

         These items are more fully described in the following Proxy Statement, which is hereby made a part of this Notice. Only shareholders of record of the Company at the close of business on January 15, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                       /s/ Zsolt Rumy

                                       ZSOLT RUMY
                                       Chairman of the Board, President,
                                        Chief Executive Officer and Secretary

January 28, 2004

                           ZOLTEK COMPANIES, INC.
                             3101 MCKELVEY ROAD
                          ST. LOUIS, MISSOURI 63044


                               PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD FEBRUARY 25, 2004

                              -----------------

                             GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of ZOLTEK COMPANIES, INC. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the James S. McDonnell Planetarium of the St. Louis Science Center, located in Forest Park, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, February 25, 2004, and at all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders.

         This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy Card were first mailed to the shareholders of the Company on or about January 28, 2004.

         The proxy reflected on the accompanying Proxy Card is being solicited by the Board of Directors of the Company. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated Proxy Card with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxy Cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

         The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

         Only shareholders of record at the close of business on January 15, 2004 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 16,320,338 shares of the Company's common stock, $.01 par value ("Common Stock"), issued and outstanding.

         Each outstanding share of the Company's Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. A quorum is required for votes taken at the Annual Meeting to be valid. A quorum will be attained if holders of a majority of the Common Stock issued and outstanding on the record date are present at the Annual Meeting in person or by proxy. After a quorum has been established, the vote of the holders of a majority of the Common Stock present in person or by proxy shall be required for the election of any director. Except as otherwise required by the Company's Restated Articles of Incorporation or applicable law, approval of any other matter submitted for a vote of the shareholders at the Annual Meeting requires the vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting.

         Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the base number of shares voting on a particular proposal. Accordingly, abstentions will have the same effect as a vote withheld on the election of directors or a vote against on other matters submitted to the shareholders for a vote, as the case may be. If a broker or other nominee holder indicates on the Proxy Card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table includes information as to the only person known to management of the Company to beneficially own five percent or more of the Company's outstanding Common Stock as of January 15, 2004:

                                             Number of Shares            Percent of Outstanding
Name and Address of Beneficial Owner        Beneficially Owned               Common Stock(1)
------------------------------------        ------------------           ----------------------
Zsolt Rumy                                    6,370,001(2)(3)                     37.5%
3101 McKelvey Road
St. Louis, Missouri 63044

---------------------

(1) The percentage calculation is based upon 16,320,338 shares of the Company's Common Stock that were issued and outstanding as of January 15, 2004 and the number of shares subject to options, warrants or conversion rights exercisable by such person within 60 days of January 15, 2004.

(2) Total includes (a) an aggregate of 187,500 shares subject to presently exercisable stock options, (b) an aggregate of 403,269 shares deemed to be beneficially owned by Mr. Rumy by virtue of his right to convert into Common Stock certain convertible debentures issued by the Company, and (c) an aggregate of 74,032 shares subject to presently exercisable warrants to purchase Common Stock.

(3) Mr. Rumy has sole voting and investment power with respect to the reported shares.

                        ITEM 1. ELECTION OF DIRECTORS

         Two individuals will be elected at the Annual Meeting to serve as Class II directors of the Company for a term of three years. The two nominees receiving the vote of holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will be elected. Shareholders do not have the right to cumulate votes in the election of directors.

         The persons named as proxies on the accompanying Proxy Card intend to vote all duly executed proxies received by the Board of Directors for the election of James W. Betts and John F. McDonnell as Class II directors, except as otherwise directed by the shareholder on the Proxy Card. Messrs. Betts and McDonnell are currently directors of the Company. If for any reason Mr. Betts or Mr. McDonnell becomes unavailable for election, which is not now anticipated, the persons named in the accompanying Proxy Card will vote for such substitute nominee as is designated by the Board of Directors.

         The Board of Directors recommends a vote "FOR" the election of James W. Betts and John F. McDonnell as Class II directors.

         The name, age, principal occupation or position and other directorships with respect to Messrs. Betts and McDonnell and the other directors whose terms of office will continue after the Annual Meeting is set forth below.

     CLASS II - TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2007

         James W. Betts, age 66, has served as a Director of the Company since 1992. In 2000, he retired as Vice President Raw Materials of Great Lakes Carbon Corp. (a producer of carbon products) in which capacity he had served for more than the preceding five years.

         John F. McDonnell, age 65, has served as a Director of the Company since 1999. Mr. McDonnell has been engaged in civic and private investment activities since his retirement as Chairman of the Board of McDonnell Douglas Corporation in 1997. From 1962 to 1997, Mr. McDonnell held various positions with McDonnell Douglas Corporation, including Chairman of the Board from 1994 to 1997 and Chairman and Chief Executive Officer from 1988 to 1994. Mr. McDonnell also serves as a director of The Boeing Company (an aerospace company) and Chairman of the Board of Trustees of Washington University.

                CLASS III - TO CONTINUE IN OFFICE UNTIL 2005

         Zsolt Rumy, age 61, is the founder of the Company and has served as its Chairman, Chief Executive Officer and President and as a Director since 1975. Prior to founding the Company, Mr. Rumy served as Process Engineer and Industrial Marketing Manager for Monsanto Company, Accounts Manager for General Electric Company and Technical Sales Representative for W.R. Grace Company.

         Charles A. Dill, age 64, has served as a Director of the Company since 1992. Since 1995, he has been a general partner of Gateway Associates, L.P., a venture capital management firm. He served as Chief Executive Officer of Bridge Information Systems, Inc. (a provider of online data and systems to institutional investors) from 1992 to 1995. Mr. Dill serves as a director of Stifel Financial Corp., the parent of Stifel, Nicolaus & Company, Incorporated (a securities brokerage and investment banking firm), DT Industries, Inc. (a developer and manufacturer of automation equipment), and Transact Technologies Incorporated (a manufacturer of transaction-based printers), as well as several private venture-funded companies.

                 CLASS I - TO CONTINUE IN OFFICE UNTIL 2006

         John L. Kardos, age 64, has served as a Director of the Company since 1992. For more than the past six years, he has been Lopata Professor of Chemical Engineering at Washington University, St. Louis, Missouri. From fiscal 2000 to 2003, Dr. Kardos served as a consultant to the Company on a part-time basis to assist the Company in evaluating technology matters. From 1971 to 1991, he was Chairman of the Graduate Program in Materials Science and Engineering and Director of the Materials Research Laboratory of Washington University. He also served as Chairman of the Department of Chemical Engineering of Washington University from 1991 to 1998.

         Linn H. Bealke, age 59, has served as a Director of the Company since 1992. For more than five years prior to October 2002, he was President and Director of Mississippi Valley Bancshares, Inc. (a bank holding company) and Vice Chairman of Southwest Bank of St. Louis (a commercial bank).

In October 2002, Mississippi Valley Bancshares, Inc. was merged into Marshall and Ilsley Corporation. Since that time, Mr. Bealke has continued to serve as a Vice Chairman of Southwest Bank of St. Louis.

                      BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended September 30, 2003, the Board of Directors of the Company met seven times. The Board has determined that each of Messrs. Bealke, Betts, Kardos and McDonnell all qualify as independent directors in accordance with the listing standards and rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). The Board has a standing Audit Committee and Compensation Committee. Each director attended not less than 75% or more of the aggregate number of meetings of the Board of Directors and committees of which such director was a member during fiscal 2003. It is the Company's policy to strongly encourage its Board members to attend the annual meeting of shareholders. At the last Annual Meeting, all of the current directors were in attendance.

         The members of the Audit Committee are Messrs. Betts, Dill and McDonnell, all of whom are considered independent under the listing standards of Nasdaq. Mr. Dill serves as the Audit Committee's financial expert. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included with this Proxy Statement as Appendix A. The Audit Committee reviews the scope of the Company's
----------
engagement of its independent public accountant and their reports. The Audit Committee also meets with the financial staff of the Company to review accounting procedures and reports. The Audit Committee met three times in fiscal 2003.

         The Compensation Committee is composed of Messrs. Betts and Dill, each of whom is considered independent under the listing standards of Nasdaq. The Compensation Committee is authorized to review and make recommendations to the Board of Directors regarding the salaries and bonuses to be paid executive officers and to administer the Company's Long Term Incentive Plan. Members of the Compensation Committee consulted informally with each other and with members of management from time to time in fiscal 2003.

         Nominees for director are recommended for selection by the Board of Directors by a majority of the independent directors. In light of the number of independent directors and the lack of nominations by shareholders in the past, the Board of Directors has not adopted a formal nominating committee or nominating committee charter. The independent directors will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders meeting must submit a proposal as described under "Proposals of Shareholders" and furnish certain information about the proposed nominee. The notice submission should include information on the candidate for director, including the proposed candidate's name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of the Company's Common Stock owned beneficially or of record. In considering a potential nominee for the Board, shareholders should note that the rules of Nasdaq require that a majority of the Board of Directors be independent, as defined by Nasdaq rules. Further, the candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to the Company and complementary to the background and experience of other Board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy and its principal operations; and willingness to represent the best interests of all constituencies and objectively appraise management performance and involvement in activities or interests that do not create a conflict with the director's responsibilities to the Company. The notice submission should be addressed to the Company's Board of Directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.

         Shareholders who desire to communicate with members of the Board should send correspondence addressed to Board of Directors, c/o Zoltek Companies, Inc. 3101 McKelvey Road, St. Louis, Missouri 63044. All appropriate shareholder correspondence is forwarded directly to the members of the Board of Directors. The Company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.

                               DIRECTORS' FEES

         Directors who are not also employees of the Company are paid $750 per board meeting attended. In addition, each of the directors who is not also an employee of the Company (an "Eligible Director") participates in the Zoltek Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the granting of non-qualified stock options to Eligible Directors. Under the Directors Plan, each person who is an Eligible Director on the first business day after the date of the Company's annual meeting of shareholders is granted options to acquire 7,500 shares of Common Stock. In addition, newly elected directors who are not also employees also receive an initial grant of options to purchase 7,500 at the time of their election. The Directors Plan otherwise does not establish a limit on the aggregate number of options that may be granted thereunder. Options granted pursuant to the Directors Plan entitle the director to purchase the Company's Common Stock at a price equal to the Fair Market Value (as defined in the Directors
Plan) on the date of grant. The option by its terms is not transferable by the director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The option is exercisable during the director's lifetime solely by the director. Each option is immediately exercisable as to any or all shares and may be exercised at any time or from time to time. Options that are outstanding and unexercised at the time the holder ceases to be a director of the Company for any reason terminate on the first to occur of the expiration date of the option or the expiration of 24 months after the date the holder ceases to be a director. Unless exercised or terminated sooner, each option expires on the tenth anniversary of the date of grant.

                      SECURITY OWNERSHIP BY MANAGEMENT

         The following table indicates, as of January 15, 2004, the beneficial ownership of the Company's Common Stock by each director of the Company, each nominee for election as a director of the Company, the executive officers and former executive officers named in the Summary Compensation Table and all directors and executive officers of the Company as a group:

                                                            Number of Shares
Name of Beneficial Owner                                   Beneficially Owned        Percent of Class(1)
------------------------                                   ------------------        -------------------
Zsolt Rumy                                                    6,370,001(2)                 37.5%
Linn Bealke                                                     454,615(3)                  2.7%
James W. Betts                                                   92,500(4)                     *
Charles A. Dill                                                 135,072(5)                     *
John F. McDonnell                                               666,801(6)                  4.0%
John L. Kardos                                                   70,000(7)                     *
All directors and executive officers as a group (6 persons)   7,788,989(8)                 42.9%

---------
*    Less than one percent

(1) Based upon 16,320,338 shares of the Company's Common Stock issued and outstanding as of January 15, 2004 and, for each director or executive officer or the group, the number of shares subject to options, warrants or conversion rights that may be acquired upon exercise thereof by such director or executive officer or the group within 60 days of January 15, 2004.

(2) Includes (a) 187,500 shares subject to presently exercisable stock options, (b) an aggregate of 403,269 shares as deemed to be beneficially owned by Mr. Rumy by virtue of his right to convert into Common Stock certain convertible debentures issued by the Company, and
     (c) an aggregate of 74,032 shares subject to presently exercisable warrants to purchase Common Stock.

(3) Includes (a) 60,000 shares subject to presently exercisable stock options, (b) an aggregate of 285,715 shares as deemed to be beneficially owned by Mr. Bealke by virtue of his right to convert into Common Stock certain convertible debentures issued by the Company, and
     (c) an aggregate of 50,000 shares subject to presently exercisable warrants to purchase Common Stock.

(4)  Includes 67,500 shares subject to presently exercisable stock options.

(5) Includes (a) 70,500 shares subject to presently exercisable stock options, (b) an aggregate of 28,572 shares as deemed to be beneficially owned by Mr. Dill by virtue of his right to convert into Common Stock certain convertible debentures issued by the Company, and (c) an aggregate of 5,000 shares subject to presently exercisable warrants to purchase Common Stock.

(6) Includes (a) 37,500 shares subject to presently exercisable stock options, (b) an aggregate of 403,269 shares as deemed to be beneficially owned by Mr. McDonnell by virtue of his right to convert into Common Stock certain convertible debentures issued by the Company, and (c) an aggregate of 74,032 shares subject to presently exercisable warrants to purchase Common Stock.

(7)  Includes 67,500 shares subject to presently exercisable stock options.

(8) Includes (a) 490,500 shares subject to presently exercisable stock options, (b) an aggregate of 1,120,825 shares as deemed to be beneficially owned by the named person by virtue of the right to convert into Common Stock certain convertible debentures issued by the Company, and (c) an aggregate of 203,064 shares subject to presently exercisable warrants to purchase Common Stock.

                     COMPENSATION OF EXECUTIVE OFFICERS

         For the fiscal years ended September 30, 2003, 2002 and 2001, the following table sets forth summary information concerning compensation awarded or paid to, or earned by, the Chief Executive Officer, who was the only executive officer or former executive officer of the Company whose salary and bonus exceeded $100,000 for the fiscal year ended September 30, 2003.

                                                               Long Term
                                                              Compensation
                                         Annual              ---------------
                                      Compensation             Securities
                                      ------------             Underlying
Name and Principal Position         Year    Salary($)        Options/SARs(#)
---------------------------         ----    ---------        ---------------
Zsolt Rumy                          2003    $225,000               --/--
Chairman of the Board, President,   2002    $237,500           75,000/--
Chief Executive Officer and         2001    $218,750               --/--
Chief Financial Officer

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information concerning the number of exercisable and unexercisable stock options at September 30, 2003, as well as the value of such stock options having an exercise price lower than the last reported trading price on September 30, 2003 ("in-the-money" options) held by the executive officers and former executive officer named in the Summary Compensation Table. No stock options were exercised by such individuals during the 2003 fiscal year.

                                Number of Securities               Value of Unexercised In-
                               Underlying Unexercised                The-Money Options at
                            Options at Fiscal Year-End(#)            Fiscal Year-End ($)(1)
Name                          Exercisable/Unexercisable            Exercisable/Unexercisable
----                          -------------------------            -------------------------
Zsolt Rumy                         187,500/37,500                       $27,375/$27,375

---------------------

(1) Based on a price per share of $2.80, being the last reported trading price before the fiscal year end.

                    REPORT OF THE COMPENSATION COMMITTEE
                      REGARDING EXECUTIVE COMPENSATION

         The Company's executive compensation policy is established by the Compensation Committee of the Board of Directors and is administered by the Company's management. The Committee's compensation policies are based upon the principle that the financial rewards of the Company's executives should be aligned with the financial interests of its shareholders. In this manner, the Company seeks to meet its ultimate responsibility to its shareholders by striving to create superior long-term return on their investment through achievement of the Company's long-term strategy, earnings growth and the prudent management of the Company's business.

         In determining the appropriate level of executive compensation in fiscal 2003, the Committee considered the Company's financial results during the period and management's continuing efforts over the past several years in achieving the Company's goal of building long-term shareholder value through the commercialization of carbon fibers. The Committee did not assign specific weights to individual factors, but rather considered all such factors as a whole. Components of the Company's executive compensation policy in fiscal 2003 consisted of base salary, non-cash benefits and long- and short-term compensation. In determining its policy, the Committee also considered the accomplishments of management in fiscal 2003 toward the Company's long-term strategic plan.

         The Company's long-term incentive compensation program consists of stock option grants to the Company's executives, which grants have been linked to the strategic plan to become the world's leading commercial carbon fiber producer. Each of such grants include provisions pursuant to which such options vest. During fiscal 2003, stock options were granted to new key employees joining the Company as well as to existing key employees.

         The Company's short-term incentive compensation program consists of cash bonuses payable based upon the Company's actual results and progress toward its strategic plans, and an evaluation of each individual's contributions thereto. In considering the advisability of short-term compensation for fiscal 2003, the Committee determined that, while significant contributions were made by executive management during fiscal 2003 toward the Company's strategic plan, no cash bonuses should be paid to executive officers for fiscal 2003 due to the Company's net loss for the year.

         Mr. Rumy's base salary was $275,000 from October 1, 2001 to January 1, 2002. At Mr. Rumy's suggestion and in connection with the cost reduction initiatives recently undertaken by the Company, Mr. Rumy's base salary was reduced to $225,000 effective January 1, 2002. Mr. Rumy's base salary remains below the level which the Committee believes the Company could otherwise expect to pay for an executive of Mr. Rumy's background and responsibilities. For the same reasons set forth above, Mr. Rumy did not receive a bonus for fiscal 2003.

         Although the foregoing describes the Committee's current compensation policies applicable to the Company's executive officers, the Committee reserves the right to amend these policies at such times in the future and in such manner as the Committee deems necessary or advisable.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of the Company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. In making compensation decisions, the Committee will consider the net cost of compensation to the Company and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162(m). The Committee anticipates that deductibility of compensation payments will be one among a number of factors used by the Committee in ascertaining appropriate levels or modes of compensation, and the Committee will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of the Company and its shareholders.

      SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                    CHARLES A. DILL       JAMES W. BETTS

                      REPORT OF THE AUDIT COMMITTEE OF
                           THE BOARD OF DIRECTORS

         The Audit Committee of the Board of Directors (the "Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter which was amended and restated by the Board of Directors on December 6, 2003. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Board of Directors has determined that the members of the Audit Committee are independent within the meaning of the listing standards of Nasdaq.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee meets with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including, but not limited to, those matters under SAS 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee met three times during fiscal 2003.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the Securities and Exchange Commission.

         SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
          JAMES W. BETTS     CHARLES A. DILL     JOHN F. MCDONNELL

                              PERFORMANCE GRAPH

         The following Performance Graph compares the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with the cumulative return of the NASDAQ Industrial Index and the Russell 2000 Index for the five-year period from September 30, 1998 to September 30, 2003.

                                  [GRAPH]

               ASSUMES $100 INVESTED ON SEPTEMBER 30, 1998 IN
                    ZOLTEK COMPANIES, INC. COMMON STOCK,
                       THE NASDAQ INDUSTRIAL INDEX AND
                           THE RUSSELL 2000 INDEX

------------------------------------------------------------------------------
                          9/30/98  9/30/99  9/30/00  9/30/01  9/30/02 9/30/03
------------------------------------------------------------------------------
Zoltek Companies, Inc.     100.00    68.82    67.74    24.52   15.40    24.09
------------------------------------------------------------------------------
Nasdaq Industrial Index    100.00   155.99   198.37   105.70   90.68   135.49
------------------------------------------------------------------------------
The Russell 2000 Index     100.00   117.52   143.40   111.35   99.64   134.49
------------------------------------------------------------------------------

                            CERTAIN TRANSACTIONS

         Mr. Bealke, who is a director of the Company, also is Vice Chairman of Southwest Bank of St. Louis ("Southwest Bank"), which is a bank lender to the Company. Mr. Rumy, the Chairman, President and Chief Executive Officer of the Company, served as a director of Southwest Bank from 1996 to March 2003. As of September 30, 2003, the Company's borrowings from Southwest Bank aggregated $11,035,000. During the fiscal year ended September 30, 2003, the Company's interest payments to Southwest Bank aggregated $864,000. During the fiscal year ended September 30, 2003, the Company's aggregate payments under an operating lease with Southwest Bank, as lessor, were $1,036,000.

         During fiscal 2003, in connection with the Company's operations, the Company from time to time chartered an airplane from a corporation wholly owned by Mr. Rumy, the Chairman, President and Chief Executive Officer of the Company. The total of all such charter payments made by the Company during fiscal 2003 was $86,160.

         During fiscal 2003, Dr. Kardos, who is a director of the Company, performed various consulting services for the Company related to evaluating technology aspects of the Company's business. During fiscal 2003, the Company paid Dr. Kardos an aggregate of $46,844 for such consulting services.

         In February 2003, the Company issued and sold to a group of 14 investors, including Messrs. Bealke, Dill, McDonnell and Rumy, subordinated convertible debentures in the aggregate principal amount of $8.1 million. The subordinated convertible debentures have stated maturities of five years, bear interest at 7% per annum and are convertible into an aggregate of 2,314,286 shares of Common Stock of the Company at a conversion price of $3.50 per share. The Company also issued to the investors five-year warrants to purchase an aggregate of 405,000 shares of Common Stock of the Company at an exercise price of $5.00 per share. Pursuant to the private placement, Messrs. Bealke, Dill, McDonnell and Rumy purchased subordinated convertible debentures in the principal amounts of $1,000,000, $100,000, $1,250,000 and $1,250,000, respectively, and received warrants to purchase 50,000, 5,000, 62,500 and 62,500 shares of Common Stock, respectively. During fiscal 2003, the Company paid interest under the convertible debentures of $26,833, $2,683, $33,542 and $33,542 to Messrs. Bealke, Dill, McDonnell and Rumy, respectively.

         The Company believes that all of the transactions set forth above were made on terms not less favorable to the Company than would have been obtained from unaffiliated third parties.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of management, based solely on its review of such reports furnished to the Company and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with during the year ended September 30, 2003.

                           APPOINTMENT OF AUDITORS

         PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal 2003. The Board of Directors anticipates that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if they desire. The Board of Directors has not yet appointed independent accountants to be the

Company's auditors for fiscal 2004. The Company expects that the Company's auditors for fiscal 2004 will be appointed by the end of the second quarter of fiscal 2004.

         The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2003 and 2002 and fees billed for other services during those periods by PricewaterhouseCoopers LLP. Certain amounts for fiscal 2002 have been reclassified to conform to the fiscal 2003 presentation.

                                        2003              2002
                                        ----              ----
         Audit fees(1)..............  $307,000          $284,200
         Audit related-fees.........        --                --
         Tax fees(2)................    25,215            50,985
         All other fees.............        --                --
                                      --------          --------
         Total......................  $332,215          $335,185
                                      ========          ========

---------
(1) Audit fees consisted of audit work performed with respect to the Company's financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2) Tax fees consisted primarily of assistance with matters related to tax compliance and reporting.

         Since the Audit Committee adopted the pre-approval policy described below, the Audit Committee pre-approved under that policy fees, which on a fiscal year basis, represented 100% of the "Audit fees" and 100% of the "Tax fees" in fiscal year 2003.

         Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service. The Audit Committee periodically reviews reports summarizing the services, including fees, provided by the independent auditor; a listing of pre-approved services provided; and a current projection presented similar to that included in this proxy statement, of the estimated annual fees to be paid to the independent auditors.

                          PROPOSALS OF SHAREHOLDERS

         Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2005 Annual Meeting of Shareholders must be received at the offices of the Company, c/o Zsolt Rumy, Chairman of the Board, President, Chief Executive Officer and Secretary, 3101 McKelvey Road, St. Louis, Missouri 63044 by not later than November 1, 2004. The Company's By-Laws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders, including nominations of directors, to be considered at such annual meeting. The By-Laws of the Company provide that shareholder proposals which do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Secretary of the Company not less than 30 and not more than 60 days before the annual meeting; provided, however, that, in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

         Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (c) as to the shareholder giving the notice, (1) the name and address of such shareholder, as it appears ion the Company's books, and (2) the class and number of shares of the Company which are owned beneficially by such shareholder.

                                ANNUAL REPORT

         The annual report of the Company for the fiscal year ended September 30, 2003 has simultaneously been mailed to the shareholders of the Company.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUDING EXHIBITS), MAY BE OBTAINED BY ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO JILL A. SCHMIDT, ZOLTEK COMPANIES, INC., 3101 MCKELVEY ROAD, ST. LOUIS, MISSOURI 63044, TELEPHONE NUMBER: (314) 291-5110.

                                OTHER MATTERS

         The Company has adopted a Senior Executives Code of Ethics that applies to the Company's executive officers. The Senior Executives Code of Ethics may be obtained free of charge by sending a written request to Jill
A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri
63044.

         The Board of Directors of the Company does not intend to present at the Annual Meeting any business other than that referred to in the accompanying Notice of Annual Meeting. As of the date hereof, the Board of Directors was not aware of any other matters which may properly be presented for action at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

                                       ZSOLT RUMY

                                       /s/ Zsolt Rumy

                                       Chairman of the Board, President,
                                        Chief Executive Officer and Secretary

January 28, 2004

                                                                  APPENDIX A
                                                                  ----------


                           ZOLTEK COMPANIES, INC.

                       CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS

PURPOSE

         The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Zoltek Companies, Inc. (the "Company") in its oversight of:

     o the integrity of the Company's financial statements, including monitoring the Company's accounting and financial reporting process and systems of internal controls regarding finance, legal accounting and regulatory compliance;

     o the Company's compliance with applicable legal and regulatory requirements with respect to financial reporting;

     o the qualifications, independence and performance of the Company's independent auditors; and

     o audits of the Company's financial statements and the performance of the independent auditors.

         The Committee shall have the sole authority to retain and terminate the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The Committee has the authority to conduct any investigation it deems appropriate in fulfilling its responsibilities and has the ability to retain, at the Company's expense, any legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

         In addition, the Committee will prepare its reports that are required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy statements for the annual meetings of shareholders and provide an avenue of communication among the independent auditors, those responsible for the financial management of the Company and the Board of Directors.

COMPOSITION, QUALIFICATIONS AND MEETINGS

         The Committee shall be comprised of three or more directors as determined by the Board of Directors. Except as otherwise permitted under the Nasdaq listing standards, each of the members of the Committee shall meet the independence and experience requirements contained in the Nasdaq listing standards.

         Each director who serves on the Committee shall, in the judgment of the Board of Directors, have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member shall be an "Audit Committee Financial Expert." A director shall be considered an Audit Committee Financial Expert if the director:

     o has an understanding of financial statements and generally accepted accounting principles;

     o has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company's financial statements;

     o has an understanding of internal controls and procedures for financial reporting; and

     o   has an understanding of the functions of the Committee.

         The Board of Directors can determine that a person has acquired the above attributes through the person's education and the person's direct experience as, or experience actively supervising, a principal financial officer, principal accounting officer, controller, public accountant or auditor or another position with responsibility for the preparation, auditing or evaluation of financial statements.

         Each Committee member shall be appointed by the Board of Directors and shall serve until such member's successor is appointed and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors. A Committee member shall not concurrently serve on the audit committee of more than three public companies unless the Board of Directors (1) determines that such concurrent service would not impair his or her ability to serve on the Company's Audit Committee and (2) discloses its determination in the Company's annual proxy statements.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall approve an agenda in advance of each meeting. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

RESPONSIBILITIES AND DUTIES

         The primary function of the Committee is oversight, which recognizes that the Company's financial management is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Committee also recognizes that the independent auditors are responsible for planning and performing a proper audit of the Company's annual financial statements and performing reviews of the Company's quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

         The Committee recognizes that the persons who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditors' work. Each member of the Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

         In carrying out its oversight responsibilities, the Committee shall:

     o On an annual basis, prior to the mailing of the proxy materials for the annual meetings of shareholders of the Company, recommend to the Board of Directors a public accounting firm to be placed in nomination for shareholder ratification as the Company's independent auditors for the ensuing year and compensate and terminate the independent auditors as the Committee deems necessary. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the independent auditors, including the resolution of any disagreement between the independent auditors and those persons responsible for the financial management of the Company. The Committee shall have the sole authority to (1) approve all audit engagement fees and terms and (2) pre-approve all non-audit services;

     o Engage counsel and other consultants and advisors that it deems necessary to advise the Committee on any matter within the scope of the Committee's duties, and cause the Company to pay such counsel, consultants and advisors. The Committee has the authority to procure these outside services and provide for their compensation without the prior approval of the Board of Directors;

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company's financial statements;

     o Review the annual audited and quarterly financial statements with financial management of the Company and the independent auditors, including the disclosures in the Management's Discussion and Analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:

              o major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

              o analyses prepared by financial management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

              o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements.

     o Discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of "pro forma" or "as adjusted" financial disclosures that are not determined in accordance with generally accepted accounting principles;

     o Discuss the Company's financial risk exposures, the steps financial management of the Company has taken to monitor and control such exposures and the Company's guidelines and policies regarding risk assessment and management;

     o Provide the opportunity for financial management of the Company and the independent auditors to meet separately with the Committee. The items to be discussed at the meeting with the independent auditors should include any difficulties encountered in the course of the audit work, any restrictions placed on the scope of the independent auditors' activities and access to information, any disagreements with financial management and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee may also review:

              o Any accounting adjustments that were noted by the independent auditors but "passed" (as immaterial or otherwise);

              o Any communications between the independent auditors' on-site team and the independent auditors' national offices about auditing or accounting issues raised in the course of the audit of the Company's financial statements; or

              o Any management letter issued, or proposed to be issued, by the independent auditors to the Company.

     o Obtain and review, at least annually, a report by the independent auditors describing the firm's internal quality-control procedures, and any material issues raised by the most recent internal quality-control review of the firm or by any governmental or professional investigation within the preceding five years with respect to any audit conducted by the firm;

     o Evaluate on an annual basis the qualifications, performance and independence of the independent auditors, based on the Committee's review of the independent auditors' report and the performance of the independent auditors throughout the year. In conjunction with this evaluation, the Committee shall review the independent auditors' lead partner and consider whether the Company should regularly rotate firms to assure continuing auditors' independence. The Committee shall present to the Board of Directors its conclusions with respect to the independent auditors;

     o At least annually, review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors in this regard. The Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there is no direct or indirect adverse effect on the independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

     o Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company;

     o Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties;

     o Review legal compliance matters and any legal matter that could have a significant impact on the Company's financial statements; and

     o Prepare the reports of the Committee as required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy materials and submit reports of all meetings of the Committee to, and discuss matters covered at each meeting with, the Board of Directors. The reports to the Board of Directors should include a review of any issues related to the quality and the integrity of the Company's financial statements, its compliance with legal and regulatory requirements and the performance of the independent auditors.

         The Committee stands at the crucial intersection of financial management, independent auditors and the Board of Directors. While the Committee may obtain the input of financial management with respect to its oversight responsibilities, the Committee shall not delegate these responsibilities to financial management.

ANNUAL REVIEW

         The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of this Charter and the Committee's own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

ADOPTION AND PUBLICATION

         The Board of Directors has approved and adopted this Charter of the Audit Committee, effective December 6, 2003.

         The Charter shall be published on the Company's Internet website, filed with the Securities and Exchange Commission at least every three years in accordance with applicable regulations and otherwise be filed or reported as may be required by law.

                                  * * * * *

                           ZOLTEK COMPANIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Zsolt Rumy and Jill A. Schmidt, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of stock that the signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Zoltek Companies, Inc. to be held at the James S. McDonnell Planetarium of the St. Louis Science Center, located in Forest Park, St. Louis, Missouri on Wednesday, February 25, 2004, at 10:00 a.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1.  ELECTION OF TWO CLASS II DIRECTORS

    | | FOR all nominees listed below          | | WITHHOLD AUTHORITY
        (except as written to the                  to vote for nominees
        contrary below)                            as listed below

               CLASS II - JAMES W. BETTS and JOHN F. MCDONNELL

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
           WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


----------------------------------------------------------------------------


2. IN THEIR DISCRETION, UPON ANY BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ALL ADJOURNMENTS THEREOF.

    | | FOR                    | |  AGAINST                    | | ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED ABOVE IN THE ELECTION OF DIRECTORS.

Dated this _____ day of ____________________________, 2004.

        PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.



                                       ----------------------------------------


                                       ----------------------------------------
                                                        Signature

                                       Please date and sign in the exact
                                       name in which you own the Company's
                                       Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

                                  APPENDIX


         Page 10 of the Proxy Statement contains a Performance Graph. The information contained in the graph is presented in the table following the graph.